Provision for Income Taxes from Continuing Operations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current:
Federal	$ 102.3	$ 112.5	$ 71.1
State	12.5	10.4	7.9
Foreign	67.4	44.2	41.3
Current Income Tax Expense (Benefit), Total	182.2	167.1	120.3
Deferred:
Federal	(5.9)	(1.5)	15.7
State	(2.1)	0.5	(4.1)
Foreign		1.0	(3.0)
Deferred Income Tax Expense (Benefit), Total	(26.2)	0	8.6
Provision for income taxes	$ 156.0	$ 167.1	$ 128.9